UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/23/06

MIDWESTONE FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-24630

IA	42-1003699
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

222 First Avenue East, Oskaloosa, IA 52577

(Address of principal executive offices, including zip code)

641-673-8448

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.	Regulation FD Disclosure

On August 22, 2006, the Registrant made an investor presentation at the Howe Barnes Hoefer & Arnett 11th Annual Community Bank Conference. Charles S. Howard, President and CEO, and David A. Meinert, Executive Vice President & CFO presented information about the Registrant. Exhibit 99.1 details the information presented by management.

Item 9.01.	Financial Statements and Exhibits

(c) Presentation from the Howe Barnes Hoefer & Arnett conference on August 22, 2006.

Signature (s)

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC

Date: August 23, 2006	By:	/s/ David A. Meinert
David A. Meinert
Executive Vice President & CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Investor Presentation